Exhibit 10.48

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 24, 2014, by and between MPM Holdings Inc., a Delaware corporation (the “Company”), and each stockholder of the Company who was issued shares of Company Common Stock in exchange for shares of New Common Stock issued in the 4(a)(2) Rights Offering, the 1145 Rights Offering, or pursuant to the Backstop Commitment Agreement (each such party as identified on Schedule I hereto, together with any person or entity who hereafter becomes a party to this Agreement pursuant to Section 8(f) of this Agreement, a “Holder” and collectively, the “Holders”). The Company and the Holders are referred to collectively herein as the “Parties.”

IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:

1.	Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“1145 Rights Offering” means the rights offering contemplated by the 1145 Rights Offering Procedures.

“1145 Rights Offering Procedures” means those certain procedures with respect to the 1145 Rights Offering approved by the United States Bankruptcy Court for the Southern District of New York on June 23, 2014.

“4(a)(2) Rights Offering” means the rights offering contemplated by the 4(a)(2) Rights Offering Procedures.

“4(a)(2) Rights Offering Procedures” means those certain procedures with respect to the 4(a)(2) Rights Offering approved by the United States Bankruptcy Court for the Southern District of New York on June 23, 2014.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any investment fund the primary investment advisor to which is such Person or an Affiliate thereof); provided, that for purposes of this Agreement, no Holder shall be deemed an Affiliate of the Company or any of its Subsidiaries. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Affiliated Holders” has the meaning set forth in Section 2(b)(i).

“Agreement” has the meaning set forth in the preamble.

“Apollo” means Apollo Global Management, LLC, a Delaware limited liability company, and those of its Affiliates who are Holders.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Backstop Commitment Agreement” means that certain Backstop Commitment Agreement dated as of May 9, 2014 by and among Momentive Performance Materials Holdings Inc., MPM, and the commitment parties that are party thereto, as may be amended, modified or supplemented from time to time.

“beneficially owned”, “beneficial ownership” and similar phrases have the same meanings as such terms have under Rule 13d-3 (or any successor rule then in effect) under the Exchange Act, except that in calculating the beneficial ownership of any Holder, such Holder shall be deemed to have beneficial ownership of all securities that such Holder has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event. For the avoidance of doubt, each Holder shall be deemed to beneficially own all of the shares of Company Common Stock held by any of its Affiliates.

“Block Sale” means the sale of shares of Company Common Stock constituting more than 1% of Company Common Stock then outstanding to one or more purchasers in a registered transaction without a prior marketing process by means of (i) a bought deal, (ii) a block trade or (iii) a direct sale.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Company” has the meaning set forth in the preamble.

“Company Common Stock” means the shares of common stock, par value $0.01, of the Company.

“Company Notice” has the meaning set forth in Section 2(a)(iii).

“Demand Eligible Holder” has the meaning set forth in Section 2(b)(i).

“Demand Eligible Holder Request” has the meaning set forth in Section 2(b)(i).

“Demand Notice” has the meaning set forth in Section 2(b)(i).

“Demand Registration” has the meaning set forth in Section 2(b)(i).

“Demand Registration Statement” has the meaning set forth in Section 2(b)(i).

“Effective Date” means the effective date under the Plan.

“Effectiveness Period” has the meaning set forth in Section 2(b)(iv).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Family Member” shall mean, with respect to any natural Person, such Person’s parents, spouse (but not including a former spouse or a spouse from whom such Person is legally separated) and descendants (whether or not adopted) and any trust, family limited partnership or limited liability company that is and remains solely for the benefit of such Person’s spouse (but not including a former spouse or a spouse from whom such Person is legally separated) and/or descendants.

“Form S-1 Shelf” has the meaning set forth in Section 2(a)(i).

“Form S-3 Shelf” has the meaning set forth in Section 2(a)(i).

“Holder” has the meaning set forth in the preamble.

“Indemnified Persons” has the meaning set forth in Section 5(a).

“Initial Public Offering” shall mean the initial firm commitment underwritten public offering of Company Common Stock consummated for cash and registered under the Securities Act or equivalent foreign securities laws (other than a registration statement on Form F-4, Form S-4 or Form S-8 (or any similar or successor form or equivalent foreign form)) pursuant to which the Company Common Stock is sold and concurrently listed on a national securities exchange in the United States.

“Initiating Holders” has the meaning set forth in Section 2(b)(i).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Lock-Up Party” has the meaning set forth in Section 8(g).

“Losses” has the meaning set forth in Section 5(a).

“MPM” means Momentive Performance Materials Inc., a Delaware corporation.

“New Common Stock” means the shares of common stock, par value $0.01, of MPM.

“Other Registrable Securities” means Company Common Stock and any other securities issued or issuable with respect to, on account of or in exchange for Other Registrable Securities, whether by stock split, stock dividend, recapitalization, merger, charter amendment or otherwise held by any other Person who has rights to participate in any offering of securities by the Company pursuant to a registration rights agreement or other similar arrangement with the Company.

“Parties” has the meaning set forth in the preamble.

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Eligible Holders” has the meaning set forth in Section 2(c)(i).

“Piggyback Notice” has the meaning set forth in Section 2(c)(i).

“Piggyback Registration” has the meaning set forth in Section 2(c)(i).

“Piggyback Registration Statement” has the meaning set forth in Section 2(c)(i).

“Piggyback Request” has the meaning set forth in Section 2(c)(i).

“Plan” means the Plan of Reorganization of the Company and certain of its debtor affiliates under chapter 11 of Title 11 of the United States Code.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Company to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), all amendments and supplements to the Prospectus, including post-effective amendments, all material incorporated by reference or deemed to be incorporated by reference in such Prospectus and any Issuer Free Writing Prospectus.

“Registrable Securities” means any Company Common Stock and any other securities issued or issuable with respect to, on account of or in exchange for Registrable Securities, whether by stock split, stock dividend, recapitalization, merger, charter amendment or otherwise that are held by the Holders or that are held by any Affiliate, transferee or assignee of any Holder after giving effect to a transfer made in compliance with Section 8(f), all of which Company Common Stock are subject to the rights provided herein until such rights terminate pursuant to the provisions of this Agreement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement registering such Registrable Securities under the Securities Act has been declared effective and such Registrable Securities have been sold, transferred or otherwise disposed of by the Holder thereof pursuant to such effective registration statement, (ii) such Registrable Securities are sold, transferred or otherwise disposed of pursuant to Rule 144, (iii) such securities cease to be outstanding, or (iv) after the Company Common Stock has been listed for trading on a national securities exchange for at least 90 days, such Registrable Securities as are held by any Holder who, together with its Affiliates, at the time of determination, holds in the aggregate less than 1% of the Company’s then outstanding shares of Common Stock, provided that such shares may be sold pursuant to Rule 144(b)(1) under the Securities Act without limitations on volume.

“Registration Expenses” has the meaning set forth in Section 4.

“Registration Statement” means a registration statement of the Company filed with or to be filed with the Commission under the Securities Act and other applicable law, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 174” means Rule 174 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Selling Expenses” means all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and related legal and other fees of a Holder not included within the definition of Registration Expenses.

“Shelf” has the meaning set forth in Section 2(a)(i).

“Shelf Period” has the meaning set forth in Section 2(a)(i).

“Shelf Registration” means the registration of the Company Common Stock on a Form S-1 Shelf or a Form S-3 Shelf, as applicable, pursuant to Section 2(a)(i).

“Shelf Takedown Notice” has the meaning set forth in Section 2(a)(iii).

“Stand-Off Agreement” has the meaning set forth in Section 8(g).

“Stand-Off Period” has the meaning set forth in Section 8(g).

“Suspension Period” has the meaning set forth in Section 2(e).

“Ten Percent Holder” means a Holder, who together with its Affiliates, beneficially owns 10% or more of the outstanding shares of Company Common Stock as of the date of determination. Any rights provided to a Ten Percent Holder under this Agreement shall apply and be available to a Ten Percent Holder only for so long as such Holder is a Ten Percent Holder as of the date of determination.

“Trading Market” means the principal national securities exchange in the United States on which Registrable Securities are (or are to be) listed.

“Transaction Documents” means, collectively, this Agreement and any and all other agreements or instruments provided for in this Agreement to be executed and delivered by the Parties in connection with the transactions contemplated hereby.

“Underwritten Shelf Takedown” has the meaning set forth in Section 2(a)(ii).

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2.	Registration.

(a) Shelf Registration.

(i) As soon as reasonably practicable after the Effective Date and in any event not later than seventy five (75) days after the Effective Date, the Company shall file a Registration Statement for a Shelf Registration on Form S-1 covering the resale of all of the Registrable Securities on a delayed or continuous basis (the “Form S-1 Shelf”). The Company shall use its reasonable best efforts to cause such Registration Statement to become effective as promptly as practicable. In the event that the Company becomes eligible to use Form S-3, the Company shall use its reasonable best efforts to convert the Form S-1 Shelf to a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf” and, together with the Form S-1 Shelf, the “Shelf”) as soon as practicable after the Company becomes so eligible. The Company shall use its reasonable best efforts to keep the Shelf continuously effective under the Securities Act until there are no longer any Registrable Securities, including, to the extent a Form S-1 Shelf was converted to a Form S-3 Shelf and the Company thereafter became ineligible to use Form S-3, by filing a Form S-1 Shelf not later than forty five (45) days after the date of such ineligibility and using its reasonable best efforts to have such Registration Statement declared effective as promptly as practicable (but in no event more than sixty (60) days after the date of such filing, unless it is not practicable to do so due to circumstances directly relating to the review of Registration Statement by the Commission); provided, however, and without limitation to Section 2(a)(viii), with respect to Registrable Securities held by any Holder, who together with its Affiliates, beneficially owns less than 5% of the outstanding shares of Company Common Stock, the Company shall not be obligated to use its reasonable best efforts to keep the Shelf continuously effective under the Securities Act at any time after the second (2nd) anniversary of the Effective Date and before the WKSI Date (the period during which the Company shall use its reasonable best efforts to keep the Shelf continuously effective under the Securities Act in accordance with this clause (i), the “Shelf Period”).

(ii) At any time during which the Shelf Registration Statement or Automatic Shelf Registration Statement is effective (or in connection with its initial effectiveness), any one or more of the eligible Holders of Registrable Securities may request to sell all or any portion of their Registrable Securities in an underwritten offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that in the case of each such Underwritten Shelf Takedown such Holder or Holders will be entitled to make such demand only if the total offering price of the shares to be sold in such offering (including piggyback shares and before deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $50 million.

(iii) All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company (the “Shelf Takedown Notice”). Each Shelf Takedown Notice shall specify the approximate number of Registrable Securities to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Subject to Section 2(i) below, within three (3) days after receipt of any Shelf Takedown Notice, the Company shall give written notice of such requested Underwritten Shelf Takedown to all other Holders of Registrable Securities (the “Company Notice”) and, subject to the provisions of Section 2(a)(iv) and Section 2(i) below, shall include in such Underwritten Shelf Takedown all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after giving the Company Notice.

(iv) If the managing underwriters for such Underwritten Shelf Takedown advise the Company that in their reasonable view, or, if such managing underwriters are unwilling to so advise the Company, if the Company concludes after consultation with such managing underwriters and the Holders of Registrable Securities proposed to be included in such Underwritten Shelf Takedown that in the Company’s reasonable view, the number of shares of Company Common Stock proposed to be included in such Underwritten Shelf Takedown exceeds the number of shares of Company Common Stock which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities requested to be included in the Underwritten Shelf Takedown, then the Company shall so advise all Holders of Registrable Securities proposed to be included in such Underwritten Shelf Takedown, and shall include in such Underwritten Shelf Takedown the number of shares of Company Common Stock which can be so sold in the following order of priority: (A) first, the Registrable Securities requested to be included in such Underwritten Shelf Takedown, which in the view of such underwriters or the Company, as applicable, can be sold in an orderly manner within the price range of such offering, pro rata among the respective Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such Holder, and

(B) second, Other Registrable Securities requested to be included in such Underwritten Shelf Takedown to the extent permitted hereunder, pro rata among the respective holders of such Other Registrable Securities on the basis of the number of securities requested to be included therein by each such holder.

(v) Other than Block Sales, which shall not be classified as an Underwritten Shelf Takedown solely for the purposes of the limitations under this Section 2(a)(v), the Company shall not be obligated to effect an Underwritten Shelf Takedown within 90 days (or such shorter period specified in any applicable lock-up agreement entered into with underwriters) after the consummation of a previous Underwritten Shelf Takedown or Demand Registration.

(vi) The Holders of a majority of the Registrable Securities requested to be included in an Underwritten Shelf Takedown shall have the right to select the investment banker(s) and manager(s) to administer the offering (which shall consist of one (1) or more reputable nationally recognized investment banks, subject to the Company’s approval (which shall not be unreasonably withheld, conditioned or delayed)) and one (1) firm of counsel to represent all of the Holders (along with any reasonably necessary local counsel), in connection with such Underwritten Shelf Takedown; provided, that the Company shall select such investment banker(s), manager(s) and counsel (including local counsel) if such Holders of such majority cannot so agree on the same within a reasonable time period.

(vii) Any Holder whose Registrable Securities were to be included in any such registration pursuant to Section 2(a)(ii) may elect to withdraw any or all of its Registrable Securities therefrom, without prejudice to the rights of any such Holder or Holders to include Registrable Securities in any future registration (or registrations), by written notice to the Company delivered on or prior to the effective date of the relevant Underwritten Shelf Takedown.

(viii) Upon the Company first becoming a WKSI (the “WKSI Date”), (A) the Company shall give written notice to all of the Holders who hold Registrable Securities as promptly as practicable but in no event later than ten (10) Business Days thereafter, and such notice shall describe, in reasonable detail, the basis on which the Company has become a WKSI, and (B) if requested by Holders beneficially owning not less than seven and one half percent (7.5%) of the Registrable Securities held by all Holders, the Company shall, in accordance with the following sentence, register, under an Automatic Shelf Registration Statement, the sale of all outstanding shares of Company Common Stock in accordance with the terms of this Agreement. Following any such request, the Company shall use its reasonable best efforts to file such Automatic Shelf Registration Statement as promptly as practicable, but in no event later than thirty (30) days after such request, and the Company shall use its reasonable best efforts to cause such Automatic Shelf Registration Statement to remain effective thereafter until there are no longer any Registrable Securities; provided, that, the failure of the Company to remain a WKSI after the filing of such Automatic Shelf Registration Statement shall not be deemed to be a breach of its obligations hereunder. The Company shall give written notice of filing such Registration Statement to all of the Holders who hold Registrable Securities as promptly as practicable thereafter.

(ix) Other Registration Rights. As of the date hereof, the Company represents and warrants that it is not a party to, or otherwise subject to, any agreement other than this Agreement granting registration rights to any other Person with respect to any securities of the Company.

(b) Demand Registration.

(i) Subject to the terms and conditions of this Agreement (including Section 2(b)(iii)), at any time on or after the earlier to occur of (A) the second (2nd) anniversary of the Effective Date and (B) the date that is one hundred eighty (180) days after the completion of the Initial Public Offering, upon written notice to the Company (a “Demand Notice”) delivered by (x) Holders beneficially owning not less than ten percent (10%) of the then outstanding shares of Company Common Stock in the aggregate or (y) a Holder that, together with its Affiliates, is both a Ten Percent Holder as of the date of this Agreement and could reasonably be considered an “Affiliate” (disregarding the proviso in the first sentence of the definition thereof) of the Company as of the date of such Demand Notice (an “Affiliated Holder”), which for the avoidance of doubt shall include any Holder with respect to which there is a director serving on the Board who was appointed by, or is otherwise employed by or affiliated with, such Holder or its Affiliates (each of the foregoing being referred to as the “Initiating Holders”) at any time requesting that the Company effect the registration (a “Demand Registration”) under the Securities Act of any or all of the Registrable Securities held by such Holders, the Company shall promptly (but in any event, not later than five (5) Business Days following the Company’s receipt of such Demand Notice) give written notice of the receipt of such Demand Notice to all other Holders that, to its knowledge, hold Registrable Securities (each, a “Demand Eligible Holder”). The Company shall promptly file the appropriate registration statement (the “Demand Registration Statement”) and use its reasonable best efforts to effect, at the earliest practicable date, the registration under the Securities Act and under the applicable state securities laws of (1) the Registrable Securities which the Company has been so requested to register by the Initiating Holders in the Demand Notice, and (2) all other Registrable Securities which the Company has been requested to register by the Demand Eligible Holders by written request (the “Demand Eligible Holder Request”) given to the Company within ten (10) Business Days after the giving of such written notice by the Company, in each case subject to Section 2(b)(v), all to the extent required to permit the disposition (in accordance with the intended methods of disposition) of the Registrable Securities to be so registered.

(ii) The Company may effect any requested Demand Registration using Form S-3 whenever the Company is eligible to register for resale the Registrable Securities on Form S-3 (unless the Initiating Holder(s) or the managing underwriter(s) of such offering requests the Company to use a Form S-1 in order to sell all of the Registrable Securities requested to be sold). Subject to the terms and conditions of this Agreement (including Section 2(b)(iii)), for so long as the Company is eligible to register for resale the Registrable Securities on Form S-3, each Ten Percent Holder shall have the right to request an unlimited number of Demand Registrations using Form S-3, which shall not constitute a Demand Registration for purposes of determining the number of Demand Registrations limited under Section 2(b)(iii)(B) below.

(iii) Notwithstanding anything herein to the contrary, (A) the Company shall only be required to comply with a Demand Notice requesting that the Company conduct an Initial Public Offering when delivered by Holders of 25% or more of the outstanding shares of Company Common Stock, and (B) the Company shall only be required to (1) effect two Demand Registrations in any 6 month period, (2) effect a total of not more than eight Demand Registrations by (x) Holders beneficially owning not less than 10% of the outstanding shares of the Company Common Stock in the aggregate and (y) Affiliated Holders, and an additional three Demand Registrations by each Ten Percent Holder throughout the term of this Agreement, and (3) comply with a request for a Demand Registration (other than a request that the Company conduct an Initial Public Offering) if the Initiating Holders, together with all other Demand Eligible Holders that request Registrable Securities be included in the Demand Registration pursuant to Section 2(b)(i), are requesting the registration of Registrable Securities, which is reasonably expected to result in aggregate gross proceeds in excess of $50 million. In connection with a Demand Notice requesting that the Company conduct an Initial Public Offering, the Company shall use its reasonable best efforts to cause the Company Common Stock to be listed on the New York Stock Exchange or The Nasdaq Global Market or any successor national securities exchange.

(iv) The Company shall use its reasonable best efforts to keep the Demand Registration Statement continuously effective under the Securities Act for the period of time necessary for the underwriters or Holders to sell all the Registrable Securities covered by such Demand Registration Statement or such shorter period which will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold pursuant thereto (including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Demand Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Demand Registration Statement or by the Securities Act, any state securities or “blue sky” laws, or any other rules and regulations thereunder) (the “Effectiveness Period”). A Demand Registration requested pursuant to this Section 2(b) shall not be deemed to have been effected (A) if the Registration Statement is withdrawn without becoming effective, (B) if the Registration Statement does not remain effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of the Registrable Securities covered by such Registration Statement for the Effectiveness Period, (C) if, after it has become effective, such Registration Statement is subject to any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law solely by any selling Holder and has not thereafter become effective, (D) in the event of an underwritten offering, if the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some wrongful act or omission by an Initiating Holder, (E) if the Company does not include in the applicable Registration Statement any Registrable Securities held by a Holder that is required by the terms hereof to be included in such Registration Statement, (F) if the Initiating Holders and Demand Eligible Holders have not been able to sell at least 75% of the Registrable Securities that they have requested to sell in the Demand Notice or Demand Eligible Holder Request, or (G) in the case of an Initial Public Offering only, if the Commission has indicated that all of its comments on the Registration Statement have been cleared and the executive officers of the Company have participated in the related roadshow but the Registration Statement does not thereafter become effective.

(v) Notwithstanding any other provision of this Section 2(b), if (A) the Initiating Holders intend to distribute the Registrable Securities covered by a Demand Registration by means of an underwritten offering and (B) the managing underwriters advise the Company and the Initiating Holders that in their reasonable view, or, if such managing underwriters are unwilling to so advise the Company and the Initiating Holders, if the Company concludes after consultation with such managing underwriters and the Holders of Registrable Securities proposed to be included in such offering that in the Company’s reasonable view, the number of shares of Company Common Stock proposed to be included in such offering (including Registrable Securities requested by Holders to be included in such offering and any securities that the Company or any other Person proposes to be included that are not Registrable Securities) exceeds the number of shares of Company Common Stock which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities requested to be included in such Demand Registration, then the Company shall so advise all Initiating Holders and Demand Eligible Holders with Registrable Securities proposed to be included in such underwritten offering, and shall include in such offering the number of shares of Company Common Stock which can be so sold in the following order of priority: (1) first, the Registrable Securities requested to be included in such underwritten offering by the Initiating Holders and the Demand Eligible Holders, which in the view of such underwriters or the Company, as applicable, can be sold in an orderly manner within the price range of such offering, pro rata among such Initiating Holders and Demand Eligible Holders on the basis of the number of Registrable Securities requested to be included therein by each such Initiating Holder and Demand Eligible Holder, and (2) second, Other Registrable Securities requested to be included in such underwritten offering to the extent permitted hereunder pro rata among the respective holders of such Other Registrable Securities on the basis of the number of securities requested to be included therein by each such holder.

(vi) The determination of whether any offering of Registrable Securities pursuant to a Demand Registration will be an underwritten offering shall be made in the sole discretion of the Holders of a majority of the Registrable Securities included in such underwritten offering, and such Holders of a majority of the Registrable Securities shall have the right to (A) determine the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees, and (B) select the investment banker(s) and manager(s) to administer the offering (which shall consist of one (1) or more reputable nationally recognized investment banks, subject to the Company’s approval (which shall not be unreasonably withheld, conditioned or delayed)) and one (1) firm of counsel to represent all of the Holders (along with any reasonably necessary local counsel), in connection with such Demand Registration; provided, that the Company shall select such investment banker(s), manager(s) and counsel (including local counsel) if such Holders of such majority cannot so agree on the same within a reasonable time period.

(vii) Any Holder whose Registrable Securities were to be included in any such registration pursuant to Section 2(b) may elect to withdraw any or all of its Registrable Securities therefrom, without prejudice to the rights of any such Holder or Holders to include Registrable Securities in any future registration (or registrations), by written notice to the Company delivered on or prior to the effective date of the relevant Demand Registration Statement.

(c) Piggyback Registration.

(i) If at any time the Company proposes to file a Registration Statement (a “Piggyback Registration Statement”), other than pursuant to a Shelf Registration under Section 2(a) or any Demand Registration under Section 2(b), for an offering of Company Common Stock for cash (whether in connection with a public offering of Company Common Stock by the Company, a public offering of Company Common Stock by stockholders other than Holders, or both, but excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or an offering on any Registration Statement form that does not permit secondary sales), including an Initial Public Offering, the Company shall give written notice (the “Piggyback Notice”) to all Holders that, to its knowledge, hold Registrable Securities (collectively, the “Piggyback Eligible Holders”) of the Company’s intention to file a Piggyback Registration Statement reasonably in advance of (and in any event at least ten (10) Business Days before) the anticipated filing date of such Piggyback Registration Statement. The Piggyback Notice shall offer the Piggyback Eligible Holders the opportunity to include for registration in such Piggyback Registration Statement the number of Registrable Securities as they may request, subject to Section 2(c)(ii) (a “Piggyback Registration”). Subject to Section 2(c)(ii), the Company shall use its reasonable best efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests (each, a “Piggyback Request”) from Piggyback Eligible Holders within five (5) Business Days after giving the Piggyback Notice. If a Piggyback Eligible Holder decides not to include all of its Registrable Securities in any Piggyback Registration Statement thereafter filed by the Company, such Piggyback Eligible Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Piggyback Registration Statements or registration statements as may be filed by the Company with respect to offerings of Company Common Stock, all upon the terms and conditions set forth herein. The Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register pursuant to the Piggyback Requests, to the extent required to permit the disposition of the Registrable Securities so requested to be registered.

(ii) If the Piggyback Registration under which the Company gives notice pursuant to Section 2(c)(i) is an underwritten offering, and the managing underwriter or managing underwriters of such offering advise the Company and the Piggyback Eligible Holders that, in their reasonable view, or, if such managing underwriters are unwilling to so advise the Company and the Piggyback Eligible Holders, if the Company concludes after consultation with such managing underwriters and the Holders of Registrable Securities proposed to be included in such registration that in the Company’s reasonable view, the amount of securities requested to be included in such registration (including Registrable Securities requested by the Piggyback Eligible Holders to be included in such offering and any securities that the Company or any other Person proposes to be included that are not Registrable Securities) exceeds the number of shares of Company Common Stock which can be sold in an orderly manner in such offering within a price range acceptable to the Company, then the Company shall so advise all Piggyback Eligible Holders with Registrable Securities proposed to be included in such Piggyback Registration, and shall include in such offering the number which can be so sold in the following order of priority: (A) in the case of a Company initiated registration, (1) first, the securities that the Company proposes to sell, (2) second, the Registrable Securities requested to be included in such Piggyback Registration pro rata among the Piggyback Eligible Holders on the basis of the number of Registrable Securities requested to be included therein by each Piggyback Eligible Holder and (3), third, Other Registrable Securities requested to be included in such Piggyback Registration, pro rata among the holders thereof on the basis of the number of securities requested to be included therein by each such holder and (B) in the case of a non-Company initiated registration, (1) first, the securities requested to be included in such offering by the holders of the Company’s securities initiating such registration and the Piggyback Eligible Holders, pro rata among such holders on the basis of the number of securities requested to be included therein by each such holder, and (2) second, Other Registrable Securities requested to be included in such offering to the extent permitted hereunder pro rata among the respective holders of such Other Registrable Securities on the basis of the number of securities requested to be included therein by each such holder. Promptly (and in any event within one (1) Business Day) following receipt of notification by the Company from the managing underwriter of a range of prices at which such Registrable Securities are likely to be sold, the Company shall so advise each Piggyback Eligible Holder requesting registration in such offering of such price. If any Piggyback Eligible Holder disapproves of the terms of any such underwriting (including the price offered by the underwriter(s) in such offering), such Piggyback Eligible Holder may elect to withdraw any or all of its Registrable Securities therefrom, without prejudice to the rights of any such Holder or Holders to include Registrable Securities in any future Piggyback Registration or other registration statement, by written notice to the Company and the managing underwriter(s) delivered on or prior to the effective date of such Piggyback Registration Statement. Any Registrable Securities withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Piggyback Eligible Holder that is a partnership, limited liability company, corporation or other entity, the partners, members, stockholders, subsidiaries, parents and Affiliates of such Piggyback Eligible Holder, or the estates and Family Members of any such partners/members and retired partners/members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “Piggyback

Eligible Holder,” and any pro rata reduction with respect to such “Piggyback Eligible Holder” shall be based upon the aggregate amount of securities carrying registration rights owned by all entities and individuals included in such “Piggyback Eligible Holder,” as defined in this sentence.

(iii) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(c) prior to the effective date of such Registration Statement, whether or not any Piggyback Eligible Holder has elected to include Registrable Securities in such Registration Statement, without prejudice, however, to the right of the Holders immediately to request that such registration be effected as a registration under Section 2(b) to the extent permitted thereunder and subject to the terms set forth therein.

(iv) If a Piggyback Registration pursuant to this Section 2(c) involves an underwritten offering, the Company shall have the right, in consultation with the Holders of a majority of the Registrable Securities included in such underwritten offering, to (A) determine the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees and (B) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter.

(v) No registration effected under this Section 2(c) shall relieve the Company of its obligations to effect any registration of the sale of Registrable Securities upon request under Section 2(a) or Section 2(b) hereof and no registration effected pursuant to this Section 2(c) shall be deemed to have been effected pursuant to Section 2(a) or Section 2(b) hereof.

(d) Any Demand Notice, Demand Eligible Holder Request, Piggyback Request or Shelf Takedown Notice shall (i) specify the number or class of Registrable Securities and, if applicable, other shares of Company Common Stock, intended to be offered and sold by the Holder making the request, (ii) express such Holder’s bona fide intent to offer such Registrable Securities for distribution, (iii) describe the nature or method of the proposed offer and sale of Registrable Securities (to the extent applicable), and (iv) contain the undertaking of such Holder to provide all such information and materials and take all action as may reasonably be required in order to permit the Company to comply with all applicable requirements in connection with the registration of such Registrable Securities.

(e) Notwithstanding any other provision of this Section 2, the Company shall have the right but not the obligation to defer the filing of, or suspend the use by the Holders of, any Demand Registration or Shelf Registration for a period of up to sixty (60) days if (i) the Board determines, in its good faith judgment, that the disclosure that would otherwise be required to file or update such Registration Statement would cause the disclosure of material non-public information in a manner that would materially and adversely interfere with any pending material financing or material acquisition, merger, recapitalization, consolidation or reorganization or similar transaction involving the Company; (ii) if the Company is subject to any of its customary suspension or blackout periods, for all or part of such period; (iii) upon issuance by the Commission of a stop order suspending the effectiveness of any registration statement with respect to Registrable Securities or the initiation of proceedings with respect to such registration statement under Section 8(d) or 8(e) of the Securities Act; (iv) if the Company believes that any such registration or offering (x) should not be undertaken because it would reasonably be expected to materially interfere with any material corporate development or plan or (y) would require the Company, under applicable securities laws and other laws, to make disclosure of material nonpublic information that would not otherwise be required to be disclosed at that time and the Company believes in good faith that such disclosures at that time would not be in the Company’s best interests; provided that this exception (y) shall continue to apply only during the time that such material nonpublic information has not been disclosed and remains material; (v) if the Company elects at such time to offer Company Common Stock or other equity securities of the Company to (x) fund a merger, third-party tender offer or other business combination, acquisition of assets or similar transaction or (y) meet rating agency and other capital funding requirements; (vi) if the Company is pursuing a primary underwritten offering of Company Common Stock pursuant to a registration statement; provided that the Investor shall have Piggyback Registration rights with respect to such primary underwritten offering in accordance with and subject to the restrictions set forth in Section 2(c); or (vii) if any other material development would materially and adversely interfere with any such Demand Registration or Shelf Registration (any such period, a “Suspension Period”); provided, however, that in such event, the Initiating Holders will be entitled to withdraw any request for a Demand Registration and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration; and provided further, that in no event shall the Company declare a Suspension Period more than twice in any twelve (12) month period or for more than an aggregate of ninety (90) days in any twelve (12) month period. The Company shall give written notice to the Holders of its declaration of a Suspension Period and of the expiration of the relevant Suspension Period.

(f) The Company may require each Holder of Registrable Securities as to which any Registration Statement is being filed or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing (provided that such information shall be used only in connection with such registration) and the Company may exclude from such registration or sale the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(g) The Company has not entered into and, unless agreed in writing by (A) Apollo and (B) Holders of at least 50.1% of the Registrable Securities not held by Apollo or its Affiliates, on or after the date of this Agreement, will not enter into, any agreement that (i) is inconsistent with the rights granted to the Holders with respect to Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof in any material respect or (ii) other than as set forth in this Agreement, would allow any holder of Company Common Stock to include Company Common Stock in any Registration Statement filed by the Company on a basis that is more favorable in any material respect to the rights granted to the Holders hereunder.

(h) All registration rights granted under this Section 2 shall continue to be applicable with respect to any Holder until such Holder no longer holds any Registrable Securities.

(i) Notwithstanding anything to the contrary contained herein, (A) no Holder shall be entitled to any piggyback right or to participate as a Demand Eligible Holder under this Section 2 in the event of a Block Sale (including Block Sales off of a Shelf or an Automatic Shelf Registration Statement, or in connection with the registration of Registrable Securities under an Automatic Shelf Registration Statement for purposes of effectuating a Block Sale; provided, that, any registration with respect to a Block Sale shall not constitute a Demand Registration for purposes of determining the number of Demand Registrations effected by the Company under Section 2(b)(iii) above) except as set forth in Section 2(i)(B) below, (B) no Holder, other than an Affiliated Holder, shall be permitted to request or participate in an underwritten offering (including an Underwritten Shelf Takedown) that is a Block Sale and (C) an Affiliated Holder effecting an underwritten offering (including an Underwritten Shelf Takedown) that is a Block Sale shall provide prompt notice (but in no event later than twenty-four (24) hours prior to such Block Sale) to the Company and any other Affiliated Holder setting forth the proposed timeline for such offering to permit participation by such other Affiliated Holder in such offering, and such other other Affiliated Holder shall be entitled to participate in such offering so long as such participation of such other Affiliated Holder does not materially delay the proposed timeline of such Block Sale specified in the notice.

(j) Following an Initial Public Offering, the Company, in connection with any action taken under this Agreement, may, in good faith, reasonably request in writing from any Holder the number of Registrable Securities held by such Holder, and any Holder receiving such a written request shall provide the duly requested information to the Company as promptly as is reasonably practicable.

3.	Registration Procedures. The procedures to be followed by the Company and each participating Holder to register the sale of Registrable Securities pursuant to a Registration Statement in accordance with this Agreement, and the respective rights and obligations of the Company and such Holders with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a) The Company will (i) prepare and file a Registration Statement or a prospectus supplement, as applicable, with the Commission (within the time period specified in Section 2(a) or Section 2(b), as applicable, in the case of a Shelf Registration, an Underwritten Shelf Takedown or a Demand Registration) which Registration Statement (A) shall be on a form selected by the Company for which the Company qualifies, (B) shall be available for the sale or exchange of the Registrable Securities in accordance with the intended method or methods of distribution, in the case of a Demand Registration Statement, a Shelf or an Underwritten Shelf Takedown, and (C) shall comply as to form in all material respects with the requirements of the applicable form and include and/or incorporate by reference all financial statements required by the

Commission to be filed therewith, (ii) use its reasonable best efforts to cause such Registration Statement to become effective and remain effective for the periods provided under Section 2(a) or Section 2(b), as applicable, in the case of a Shelf Registration Statement or a Demand Registration Statement, (iii) use its reasonable best efforts to prevent the occurrence of any event that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities registered pursuant thereto (during the period that such Registration Statement is required to be effective as provided under Section 2(a) or Section 2(b)), and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the Commission and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company will, (1) at least five (5) Business Days prior to the anticipated filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto furnish to such Holders and the managing underwriter or underwriters of an underwritten offering of Registrable Securities, if applicable, copies of all such documents proposed to be filed, (2) use its reasonable best efforts to address in each such document prior to being so filed with the Commission such comments as such Holder or underwriter reasonably shall propose within three (3) Business Days of receipt of such copies by the Holders and (3) not file any Registration Statement or any related Prospectus or any amendment or supplement thereto to which a participating Holder reasonably objects.

(b) The Company will use its reasonable best efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as (A) may be reasonably requested by any Holder of Registrable Securities covered by such Registration Statement necessary to permit such Holder to sell in accordance with its intended method of distribution or (B) may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the periods provided under Section 2(a) or Section 2(b), as applicable, in accordance with the intended method of distribution and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders, (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond to any comments received from the Commission with respect to each Registration Statement or Prospectus or any amendment thereto, and (iv) as promptly as reasonably practicable, provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement or Prospectus other than any comments that the Company determines in good faith would result in the disclosure to such Holders of material and non-public information concerning the Company that is not already in the possession of such Holder.

(c) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act (including Regulation M under the Exchange Act) with respect to each Registration Statement and the disposition of all Registrable Securities covered by each Registration Statement.

(d) The Company will notify such Holders that, to its knowledge, hold Registrable Securities and the managing underwriter or underwriters of an underwritten offering of Registrable Securities, if applicable, as promptly as reasonably practicable: (i)(A) when a Registration Statement, any pre-effective amendment, any Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement or any free writing prospectus is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each Holder and underwriter, if applicable, other than information which the Company determines in good faith would constitute material and non-public information that is not already in the possession of such Holder); and (C) with respect to each Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental or regulatory authority for amendments or supplements to a Registration Statement or Prospectus or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the Commission or any such authority relating to, or which may affect, the Registration Statement; (iii) of the issuance by the Commission or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement or similar agreement cease to be true and correct in all material respects; or (vi) of the occurrence of any event that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or if, as a result of such event or the passage of time, such Registration Statement, Prospectus or other documents requires revisions so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement or Prospectus, or if, for any other reason, it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act, which shall correct such misstatement or omission or effect such compliance.

(e) The Company will use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any stop order or other order suspending the effectiveness of a Registration Statement or the use of any Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment, or if any such order or suspension is made effective during any Suspension Period, at the earliest practicable moment after the Suspension Period is over.

(f) During the Effectiveness Period or the Shelf Period, as applicable, the Company will furnish to each Holder and the managing underwriter or underwriters of an underwritten offering of Registrable Securities, if applicable, upon their request, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder or underwriter (including those incorporated by reference) promptly after the filing of such documents with the Commission.

(g) The Company will promptly deliver to each Holder and the managing underwriter or underwriters of an underwritten offering of Registrable Securities, if applicable, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter. The Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any applicable underwriter in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h) The Company will use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by a Registration Statement, no later than the time such Registration Statement is declared effective by the Commission, under all applicable securities laws (including the “blue sky” laws) of such jurisdictions each underwriter, if any, or any Holder shall reasonably request; (ii) keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective under the terms of this Agreement and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable such underwriter, if any, and each Holder to consummate the disposition in each such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction.

(i) The Company will cooperate with each Holder and the underwriter or managing underwriter of an underwritten offering of Registrable Securities, if applicable, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as each Holder or the underwriter or managing underwriter of an underwritten offering of Registrable Securities, if any, may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder or the underwriter or managing underwriter of an underwritten offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement.

(j) Upon the occurrence of any event contemplated by Section 3(d)(vi), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or to the applicable Issuer Free Writing Prospectus, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading and no Issuer Free Writing Prospectus will include information that conflicts with information contained in the Registration Statement or Prospectus and such that each selling Holder can resume disposition of such Registrable Securities covered by such Registration Statement or Prospectus.

(k) Such Holders may distribute the Registrable Securities by means of an underwritten offering (including an Initial Public Offering pursuant to Section 2 above); provided that (i) such Holders provide to the Company a Shelf Takedown Notice or Demand Notice of their intention to distribute Registrable Securities by means of an underwritten offering, (ii) the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (iii) each Holder participating in such underwritten offering agrees to enter into an underwriting agreement in customary form and sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders entitled to select the managing underwriter or managing underwriters hereunder (provided that any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, agreements and indemnities regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s intended method of distribution, the accuracy of information concerning such Holder as provided by or on behalf of such Holder, and any other representations required to be made by the Holder under applicable law, and the aggregate amount of the liability of such Holder in connection with such offering shall not exceed such Holder’s net proceeds from the disposition of such Holder’s Registrable Securities in such offering) and

(iv) each Holder participating in such underwritten offering completes and executes all questionnaires, powers of attorney, custody agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Holder that, in connection with any underwritten offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and will procure auditor “comfort” letters addressed to the underwriters in the offering from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement.

(l) The Company will obtain for delivery to the underwriter or underwriters of an underwritten offering of Registrable Securities, an opinion or opinions from counsel for the Company (including any local counsel reasonably requested by the underwriters) dated the most recent effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings, which opinions shall be reasonably satisfactory to such underwriters and its counsel.

(m) For a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period or the Shelf Period, as applicable, the Company will make available upon reasonable notice at the Company’s principal place of business or such other reasonable place for inspection by a representative appointed by a majority of the Holders covered by the applicable Registration Statement, by any managing underwriter or managing underwriters selected in accordance with this Agreement and by any attorney, accountant or other agent retained by such Holders or underwriter, such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

(n) The Company will (i) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement and provide and enter into any reasonable agreements with a custodian for the Registrable Securities and (ii) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities.

(o) The Company will cooperate with each Holder of Registrable Securities and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA and in performance of any due diligence investigations by any underwriter.

(p) The Company will use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, any securities exchange on which the Company’s securities are listed, FINRA and any state securities authority, and make available to each Holder, as soon as reasonably practicable after the effective date of the Registration Statement, an earnings statement covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158.

(q) The Company will use its reasonable best efforts to ensure that any Issuer Free Writing Prospectus utilized in connection with any Prospectus complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(r) In connection with any registration of Registrable Securities pursuant to this Agreement, the Company will use its reasonable best efforts to expedite or facilitate the disposition of Registrable Securities by such Holders, including using reasonable best efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable advance notice, to meet with prospective investors in presentations, meetings and road shows but not in connection with more than four offerings in any twelve months.

(s) Following the listing of the Company Common Stock on the New York Stock Exchange or The Nasdaq Global Market or any successor national securities exchange, the Company will use its reasonable best efforts to maintain such listing until each Holder has sold all of its Registrable Securities.

4.	Registration Expenses. The Company shall bear all reasonable Registration Expenses in connection with any Demand Registration, Shelf Registration, Shelf Takedown Notice or Piggyback Registration (excluding any Selling Expenses), whether or not any Registrable Securities are sold pursuant to a Registration Statement.

“Registration Expenses” shall include, without limitation, (i) all registration, qualification and filing fees and expenses (including fees and expenses (A) of the Commission or FINRA, (B) incurred in connection with the listing of the Registrable Securities on the Trading Market, and (C) in compliance with applicable state securities or “Blue Sky” laws (including reasonable documented fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities)); (ii) printing expenses (including expenses of printing certificates for the Company’s shares and of printing prospectuses); (iii) road show expenses of the Company and the underwriters, if any; (iv) messenger, telephone and delivery expenses; (v) reasonable documented fees and disbursements of counsel (including any local counsel), auditors and accountants for the Company (including the expenses incurred in connection with “comfort letters” required by or incident to such performance and compliance); (vi) the reasonable documented fees and disbursements of underwriters to the extent customarily paid by issuers or sellers of securities (including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained in accordance with the rules and regulations of FINRA; (vii) fees and expenses of any special experts retained by the Company; (viii) Securities Act liability insurance, if the Company so desires such insurance and (ix) reasonable documented fees and disbursements of one counsel (along with any reasonably necessary local counsel) representing all Holders mutually agreed by Holders of a majority of the Registrable Securities participating in the related registration. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of any liability insurance it determines to obtain and any underwriting fees, discounts, selling commissions and stock transfer taxes and related legal and other fees applicable to securities sold by the Company and in respect of which proceeds are received by the Company. Each Holder shall pay any Selling Expenses applicable to the sale or disposition of such Holder’s Registrable Securities pursuant to any Demand Registration Statement or Piggyback Registration Statement, or pursuant to any Shelf under which such selling Holder’s Registrable Shares were sold, in proportion to the amount of such selling Holder’s shares of Registrable Securities sold in any offering under such Demand Registration Statement, Piggyback Registration Statement or Shelf.

Notwithstanding anything to the contrary contained herein, the Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the Holders, which underwriting discounts or selling commissions shall be borne by the selling Holders, pro rata in proportion to the respective amount of Registrable Securities each is selling in such offering.

5.	Indemnification.

(a)

If requested by a participating Holder, the Company shall indemnify and hold harmless each underwriter, if any, engaged in connection with any registration referred to in Section 2 and provide representations, covenants, opinions and other assurances to such underwriter in form and substance reasonably satisfactory to such underwriter and the Company. Further, the Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective officers and directors and any Person who controls any such Holder (within the meaning of the Securities Act) and any agent thereof (collectively, “Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts, in each case to the extent, but only to the extent, arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto or in any documents incorporated by reference in any of the foregoing, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made), not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state or common law rule or regulation relating to action or inaction in connection with any such registration, disclosure document or related document or report, and the Company will reimburse such Indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any Indemnified Person to the extent that any such Losses arise out of, are based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person specifically for use in the preparation thereof.

(b)	In connection with any Registration Statement filed by the Company pursuant to Section 2 hereof in which a Holder has registered for sale its Registrable Securities, each such selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by or on behalf of such selling Holder to the Company specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation less any amounts paid by such Holder pursuant to Section 5(d) and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

(c)

Any indemnified person shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided that any delay or failure to so notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any indemnified person shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the indemnified person and employ counsel reasonably satisfactory to such indemnified person, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified persons that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such indemnified person (based upon advice of its counsel) a conflict of interest may exist between such indemnified person and the indemnifying party with respect to such claims (in which case, if the indemnified person notifies the indemnifying party in writing that such indemnified person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such indemnified person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified person. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably delayed, withheld or conditioned. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 5(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time.

(d)

If for any reason the indemnification provided for in Section 5(a) and Section 5(b) is unavailable to an indemnified person (other than as a result of exceptions contained in Section 5(a) and Section 5(b)) or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified person as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified person or Persons on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the Commission by the Company, the relative fault of the indemnifying party on the one hand and the indemnified person on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified person and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 5(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified person as a result of the Losses referred to in Section 5(a) and Section 5(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(d), in connection with any Registration Statement filed by the Company, a selling Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such Holder from the sale of Registrable Securities giving rise to such contribution obligation less any amounts paid by such Holder pursuant to Section 5(b) and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified person to the full extent provided in Section 5(a) and Section 5(b) hereof without regard to the provisions of this Section 5(d).

The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

6.	Facilitation of Sales Pursuant to Rule 144 and Rule 144A. The Company shall (i) to the extent it shall be required to do so under the Exchange Act, use its reasonable best efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act and the rules adopted by the Commission thereunder (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and (ii) take such further action as any Holder may reasonably request and make available information necessary to comply with Rule 144 and Rule 144A, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 and 144A. Upon the written request of any Holder in connection with that Holder’s sale pursuant to Rule 144 or Rule 144A, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

7.

Company Undertakings. In furtherance of the registration provisions set forth herein intended to facilitate the sale of shares of Company Common Stock by the Holders, the Company shall (a) furnish to each Holder (i) within ninety (90) days of the end of each fiscal year (or such longer period as may be permitted by Rule 12b-25 of the Exchange Act), annual audited financial statements for such fiscal year and (ii) within forty five (45) days of the end of each of the first three fiscal quarters of every fiscal year (or such longer period as may be permitted by Rule 12b-25 of the Exchange Act), unaudited financial statements for the interim period as of, and for the period ending on, the end of such fiscal quarter, in each case to be prepared on a basis substantially consistent with then applicable Commission requirements and (b) as soon as reasonably practicable after such financial statements are furnished, hold a quarterly conference call for the benefit of the Holders to discuss the financial results of the Company for the immediately preceding quarter, with such call to be held no earlier than two (2) Business Days after notice of such call is provided to each Holder. Notwithstanding the foregoing, the Company will be deemed to have furnished such reports referred to above to the Holders if the Company has filed such reports with the Commission via the EDGAR filing system and such reports are publicly available

8.	Miscellaneous.

(a)	Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)	Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (iv) and (vi) of Section 3(d) or the occurrence of a Suspension Period, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this Section 8(b). In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or is advised in writing by the Company that the use of the Prospectus may be resumed.

(c)	Amendments. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of Holders owning at least 66 2/3% of the Registrable Securities held by all Holders; provided that no such amendment, action or omission that adversely affects, alters or changes the interests of any Holder in a manner disproportionate to the other Holders shall be effective against such Holder without the prior written consent of such Holder; and provided further that Section 2(a) and Section 2(b) shall not be amended, modified or removed, directly or indirectly, without the prior written consent of (i) Apollo and (ii) holders of at least 50.1% of the Registrable Securities not held by Apollo and its Affiliates.

(d)	Waivers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(e)	Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 8(e) prior to 5:00 p.m. (New York time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:

MPM Holdings Inc.
260 Hudson River Road
Waterford, New York 12188
Facsimile:	(614) 225-4127
Attention:	General Counsel

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile:	(212) 728-8111
Attention:	Matthew Feldman
Cristopher Greer

If to any other Person who is then the registered Holder, to the address of such Holder as it appears in the applicable register for the Registrable Securities;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(f)	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 8(f), neither this Agreement nor any rights or obligations hereunder may be assigned without the prior written consent of the Company and the Holders; provided, that no such prior written consent shall be required for an assignment to an Affiliate of such Holder. The Company may not assign its respective rights or obligations hereunder without the prior written consent of each Holder.

(g)	“Market Stand-Off” Agreement.

(i)	In connection with an underwritten offering of Company Common Stock, if requested by the managing underwriter for such offering, each Holder of one (1)% or more of the Company Common Stock then outstanding (the “Lock-Up Party”), hereby agrees to enter into a lock-up agreement (a “Stand-Off Agreement”) containing customary restrictions on transfers of equity securities of the Company held by such Holder (other than those included in such offering) for a period specified by the managing underwriter beginning ten (10) days prior to the execution of the related underwriting agreement and not to exceed ninety (90) days (or one hundred eighty (180) days in the case of the Initial Public Offering) following the closing date of the offering of equity securities of the Company (the “Stand-Off Period”) including such additional days as may then be market custom to allow the publication of research; provided that all executive officers and directors of the Company and holders holding Company’s voting securities in an amount equal to or greater than the amount held by the Lock-Up Parties shall enter into agreements containing substantially similar or no more favorable terms and only if such Persons remain subject thereto (and are not released from such agreement) for such Stand-Off Period.

(ii)	Notwithstanding anything to the contrary set forth in Section 8(g)(i), in connection with an underwritten offering (including an Underwritten Shelf Takedown) that is a Block Sale, (A) no Holder shall be a Lock-Up Party other than, if requested by the managing underwriter for such offering, an Affiliated Holder that is (1) participating in such Block Sale or (2) a Holder of five percent (5%) or more of the Company Common Stock then outstanding and (B) the Stand-Off Period shall not exceed sixty (60) days in connection with any Block Sale.

(iii)	Notwithstanding anything to the contrary set forth in Section 8(g)(i), no Affiliated Holder shall be required to be a Lock-Up Party in connection with an underwritten offering (including an Underwritten Shelf Takedown) that is a Block Sale in which such Affiliated Holder does not participate (a “Skipped Block Sale”) if, during the preceding twelve (12) month period, such Affiliated Holder has been a Lock-Up Party in connection with Skipped Block Sales either (A) twice or (B) for at least an aggregate of ninety (90) days.

(iv)

Any discretionary waiver or termination of the Stand-Off Period by the Company or the managing underwriter shall apply to all persons subject to the Stand-Off Agreement on a pro rata basis. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the foregoing or which are necessary to give further effect thereto. The obligations described in this Section 8(g) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to Company Common Stock (or other securities) subject to the foregoing restriction until the end of the Stand-Off Period. Notwithstanding anything to the contrary set forth in this Agreement, nothing herein shall prevent: (A) any Holder from participating in such offering, if otherwise permitted pursuant to this Agreement; (B) any Holder that is a partnership, limited liability company or corporation from (1) making a distribution of shares of Company Common Stock to the partners, members or stockholders thereof or (2) transferring shares of Company Common Stock to an Affiliate of such Holder; (C) any Holder who is an individual from transferring shares of Company Common Stock to a Family Member; or (D) any Holder from transferring shares to a nominee or custodian of an entity or individual to whom a transfer would be permitted under this paragraph; provided that, in the case of clauses (B) and (C), such transfer is otherwise in compliance with applicable securities laws and; provided, further, that, (x) in the case of clause (C) and subclause (2) of clause (B), each such transferee agrees in writing to become subject to the terms of this Agreement and agrees to be bound by the applicable underwriter lock-up and (y) in the case of subclause (1) of clause (B), each such transferee who receives one (1)% or more of the Company Common Stock in such distribution agrees in writing to become subject to the terms of this Agreement and agrees to be bound by the applicable underwriter lock-up.

(h)

Confidentiality. All notices received by an Initiating Holder, Demand Eligible Holder and a Piggyback Eligible Holder pursuant to this Agreement regarding any proposed sale of Registered Securities shall be kept confidential by such Holder for six (6) months after receipt of such notice unless required to be disclosed by any law, rule, regulation, order, decree or subpoena of any governmental agency or authority or court or unless otherwise agreed to by the Company. Each Holder shall maintain the confidentiality of any confidential information received from or otherwise made available by the Company to such Holder; provided that disclosure of such confidential information may be made (i) to any Person who is an Affiliate, member, partner, officer, director, investor or, potential investor or employee of such Holder or counsel to or accountants of such Holder or such Affiliate, or any rating agency engaged by such Holder, provided that such Persons are notified of the Holders’ confidentiality obligations hereunder and agree for the benefit of the Company to be bound by such obligations and (ii) to representatives of any bank regulator or similar regulatory authority with regulatory jurisdiction over a Holder in connection with their examination of the records of such Holder or any Affiliate thereof. Information that (i) is or becomes available to a Holder from a public source other than as a result of a disclosure by such Holder or any of its Affiliates, (ii) is disclosed to a Holder by a third-party source who the Holder reasonably believes is not bound by an obligation of confidentiality to the Company, (iii) is or becomes required to be disclosed by a Holder by law, including by court order, or to a prospective transferee, or (iv) is independently developed by a Holder, shall not be deemed to be “confidential information” for purposes of this Agreement. The Holder shall not grant access, and the Company shall not be required to grant access, to information to any person who does not agree for the benefit of the Company to maintain the confidentiality (to the same extent a Holder is required to maintain confidentiality) of any confidential information received from or otherwise made available to it by the Company or the Holder under this Agreement.

(i)	Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

(j)	Submission to Jurisdiction. Each of the Parties, by its execution of this Agreement, (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the state courts sitting in the State of New York, County of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 8(e) hereof is reasonably calculated to give actual notice.

(k)

Waiver of Venue. The Parties irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, (i) any objection that they may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 8(j) and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(l)	Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m)	Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)	Entire Agreement. This Agreement, together with each of the other Transaction Documents, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and supersedes any and all prior or contemporaneous discussions, agreements and understandings, whether oral or written, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.

(o)	Determination of Ownership. In determining ownership of Company Common Stock hereunder for any purpose, the Company may rely solely on the records of the transfer agent for the Company’s Company Common Stock from time to time, or, if no such transfer agent exists, the Company’s stock ledger.

(p)	Headings; Section References. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(q)

No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Holders may be partnerships or limited liability companies, each Holder covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s or the Holder’s former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Party” and collectively, the “Related Parties”), in each case other than the Company, the Holders or any of their respective assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of the Company or the Holders under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 8(q) shall relieve or otherwise limit the liability of the Company or any Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments.

*    *    Signature pages follow    *    *

IN WITNESS WHEREOF, the Company and the Holders have executed this Registration Rights Agreement on the day and year first written above.

COMPANY:

MPM HOLDINGS INC.

By:	/s/ George F. Knight

Name:	George F. Knight
Title:	Senior Vice President & Treasurer

[Registration Rights Agreement]

STOCKHOLDERS:

EURO VI (BC) S.À.R.L.

By:	/s/ Laurie D. Medley

Name:	Laurie D. Medley
Title:	Authorized Person

[Registration Rights Agreement]

ARES SSF RIOPELLE, L.P.

By:	ASSF RIOPELLE MANAGEMENT, LLC
Its:	Manager

By:	ARES MANAGEMENT LLC
Its:	Sole Member

By:	/s/ Darryl Schall

	Name:	Darryl Schall
	Title:	Authorized Signatory

ARES SPECIAL SITUATIONS FUND III, L.P.

By:	ASSF MANAGEMENT III, L.P.
Its:	General Partner

By:	ASSF OPERATING MANAGER III, LLC
Its:	General Partner

By:	/s/ Darryl Schall

	Name:	Darryl Schall
	Title:	Authorized Signatory

TRANSATLANTIC REINSURANCE COMPANY

By:	ARES ASIP VII MANAGEMENT, L.P.
Its:	Portfolio Manager

By:	ARES ASIP VII GP, LLC
Its:	General Partner

By:	/s/ Darryl Schall

	Name:	Darryl Schall
	Title:	Authorized Signatory

[Registration Rights Agreement]

RSUI INDEMNITY COMPANY

By:	ARES ASIP VII MANAGEMENT, L.P.
Its:	Portfolio Manager

By:	ARES ASIP VII GP, LLC
Its:	General Partner

By:	/s/ Darryl Schall

	Name:	Darryl Schall
	Title:	Authorized Signatory

ASIP (HOLDCO) IV S.À.R.L.

By:	ASIP OPERATING MANAGER IV, LLC
Its:	Investment Manager

By:	ARES MANAGEMENT LLC
Its:	Sole Member

By:	/s/ Darryl Schall

	Name:	Darryl Schall
	Title:	Authorized Signatory

ARES SENIOR LOAN TRUST

By: ARES SENIOR LOAN TRUST MANAGEMENT, L.P.
Its:	Investment Adviser

By: ARES SENIOR LOAN TRUST MANAGEMENT, LLC
Its:	General Partner

By:	/s/ Darryl Schall

	Name:	Darryl Schall
	Title:	Authorized Signatory

[Registration Rights Agreement]

ARES MULTI-STRATEGY CREDIT FUND V (H), L.P.

By:	ARES MSCF V (H) MANAGEMENT LLC
Its:	Manager

By:	/s/ Darryl Schall

	Name:	Darryl Schall
	Title:	Authorized Signatory

PPF NOMINEE 1 B.V.

By:	ARES MANAGEMENT LIMITED
Its:	Portfolio Manager

By:	/s/ Darryl Schall

	Name:	Darryl Schall
	Title:	Authorized Signatory

WELLPOINT, INC.

By:	ARES WLP MANAGEMENT GP, LLC
Its:	General Partner

By:	ARES WLP MANAGEMENT, L.P.
Its:	Investment Manager

By:	/s/ Darryl Schall

	Name:	Darryl Schall
	Title:	Authorized Signatory

[Registration Rights Agreement]

ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND

By:	AELIS X MANAGEMENT L.P.
Its:	Investment Counsel

By:	AELIS X MANAGE, EMT GP, LLC
Its:	General Partner

By:	/s/ Darryl Schall

	Name:	Darryl Schall
	Title:	Authorized Signatory

[Registration Rights Agreement]

ARISTEIA HORIZONS L.P.

	By:	ARISTEIA CAPITAL, LLC
	Its:	Investment Manager

/s/ William R. Techar	By:	/s/ Andrew B. David

		Name:	Andrew B. David
		Title:	General Counsel
William R. Techar			Aristeia Capital, L.L.C.
Manager
Aristeia Capital, L.L.C.

WINDERMERE IRELAND FUND PLC

	By:	ARISTEIA CAPITAL, LLC
	Its:	Investment Manager

/s/ William R. Techar	By:	/s/ Andrew B. David

William R. Techar		Name:	Andrew B. David
Manager		Title:	General Counsel
Aristeia Capital, L.L.C.			Aristeia Capital, L.L.C.

COMPASS TSMA LP

	By:	ARISTEIA CAPITAL, LLC
	Its:	Investment Manager

/s/ William R. Techar	BY:	/s/ Andrew B. David

		Name:	Andrew B. David
William R. Techar		Title:	General Counsel
Manager			Aristeia Capital, L.L.C.
Aristeia Capital, L.L.C.

COMPASS ESMA LP

	By:	ARISTEIA CAPITAL, LLC
	Its:	Investment Manager

/s/ William R. Techar	BY:	/s/ Andrew B. David

		Name:	Andrew B. David
William R. Techar		Title:	General Counsel
Manager			Aristeia Capital, L.L.C.
Aristeia Capital, L.L.C.

[Registration Rights Agreement]

DOUBLE BLACK DIAMOND OFFSHORE LTD.

By:	Carlson Capital, L.P.
Its:	Investment Adviser

By:	Asgard Investment Corp. II
Its:	General Partner

By:	/s/ Authorized Signatory

Name:
Title:

BLACK DIAMOND OFFSHORE LTD.

By:	Carlson Capital, L.P.
Its:	Investment Adviser

By:	Asgard Investment Corp. II
Its:	General Partner

By:	/s/ Authorized Signatory

Name:
Title:

[Registration Rights Agreement]

D.E. SHAW GALVANIC PORTFOLIOS, L.L.C.

By:	/s/ Seth Charnow

	Name:	Seth Charnow
	Title:	Authorized Signatory

[Registration Rights Agreement]

DRAWBRIDGE DSO SECURITIES LLC

By:	/s/ Constantine M. Dakolias

	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE OSO SECURITIES LLC

By:	/s/ Constantine M. Dakolias

	Name:	Constantine M. Dakolias
	Title:	President

WORDEN MASTER FUND LP

By: Fortress Special Opportunities I GP LLC, its General Partner

By:	/s/ Constantine M. Dakolias

Name:	Constantine M. Dakolias
Title:	President

WORDEN MASTER FUND II LP

By: Fortress Special Opportunities I GP LLC, its General Partner

By:	/s/ Constantine M. Dakolias

	Name:	Constantine M. Dakolias
	Title:	President

[Registration Rights Agreement]

GSO AIGUILLE DES GRANDS MONTETS FUND I LP
GSO AIGUILLE DES GRANDS MONTETS FUND II LP
GSO AIGUILLE DES GRANDS MONTETS FUND III LP

By: GSO Capital Partners LP as Attorney-in-Fact

By:	/s/ Marisa Beeney

	Name:	Marisa Beeney
	Title:	Authorized Signatory

GSO CREDIT-A PARTNERS LP
GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP
GSO COASTLINE CREDIT PARTNERS LP
STEAMBOAT CREDIT OPPORTUNITIES MASTER FUND LP
GSO SPECIAL SITUATIONS FUND LP
GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD.
By: GSO Capital Partners LP, its Investment Manager

By:	/s/ Marisa Beeney

	Name:	Marisa Beeney
	Title:	Authorized Signatory

FS GLOBAL CREDIT OPPORTUNITIES FUND
By: GSO Capital Partners as Sub-Adviser

By:	/s/ Marisa Beeney

	Name:	Marisa Beeney
	Title:	Authorized Signatory

[Registration Rights Agreement]

NAPIER PARK SELECT MASTER

By:	Napier Park Global Capital US LP
Its:	Investment Adviser

	By:	/s/ James Duplessie

	Name:	James Duplessie
	Title:	Managing Director, Napier Park Global Capital
Its Investment Adviser

DSTAR LTD

By:	Napier Park Global Capital US LP
Its:	Investment Adviser

	By:	/s/ James Duplessie

	Name:	James Duplessie
	Title:	Managing Director, Napier Park Global Capital
Its Investment Adviser

NAPIER PARK DISTRESSED DEBT OPPORTUNITY MASTER FUND

By:	Napier Park Global Capital US LP
Its:	Investment Adviser

	By:	/s/ James Duplessie

	Name:	James Duplessie
	Title:	Managing Director, Napier Park Global Capital
Its Investment Adviser

[Registration Rights Agreement]

OCM OPPS MTIV HOLDINGS, LLC

By:	OAKTREE FUND GP, LLC
Its:	Manager

By:	OAKTREE FUND GP I, L.P.
Its:	Manager

By:	/s/ Kenneth Liang

	Name:	Kenneth Liang
	Title:	Authorized Signatory

By:	/s/ Mahesh Balakrishnan

	Name:	Mahesh Balakrishnan
	Title:	Authorized Signatory

[Registration Rights Agreement]

LMA SPC FOR AND ON BEHALF OF THE MAP 98 SEGREGATED PORTFOLIO

By:
Its:

By:	/s/ Neal Nenadovic

	Name:	Neal Nenadovic
	Title:	Chief Financial Officer
Pentwater Capital Management LP

OCEANA MASTER FUND LTD

By:
Its:

By:	/s/ Neal Nenadovic

	Name:	Neal Nenadovic
	Title:	Chief Financial Officer
Pentwater Capital Management LP

PENTWATER CREDIT OPPORTUNITIES MASTER FUND LTD.

By:
Its:

By:	/s/ Neal Nenadovic

	Name:	Neal Nenadovic
	Title:	Chief Financial Officer
Pentwater Capital Management LP

PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD.

By:
Its:

By:	/s/ Neal Nenadovic

	Name:	Neal Nenadovic
	Title:	Chief Financial Officer
Pentwater Capital Management LP

[Registration Rights Agreement]

PENTWATER EVENT DRIVEN CAYMAN FUND LIMITED

By:
Its:

By:	/s/ Neal Nenadovic

	Name:	Neal Nenadovic
	Title:	Chief Financial Officer
Pentwater Capital Management LP

PENTWATER EVENT EQUITY REFLECTION FUND

By:
Its:

By:	/s/ Neal Nenadovic

	Name:	Neal Nenadovic
	Title:	Chief Financial Officer
Pentwater Capital Management LP

PENTWATER MERGER ARBITRAGE MASTER FUND LTD

By:
Its:

By:	/s/ Neal Nenadovic

	Name:	Neal Nenadovic
	Title:	Chief Financial Officer
Pentwater Capital Management LP

PWCM MASTER FUND LTD

By:
Its:

By:	/s/ Neal Nenadovic

	Name:	Neal Nenadovic
	Title:	Chief Financial Officer
Pentwater Capital Management LP

[Registration Rights Agreement]

THIRD AVENUE FOCUSED CREDIT FUND, THIRD AVENUE HIGH YIELD CREDIT FUND, THIRD AVENUE VALUE INCOME FUND, LP, JURA LIMITED, AND MANULIFE GLOBAL FOCUSED BALANCE FUND

By:	Third Avenue Management LLC
Its:	Investment Advisor

By:	/s/ Authorized Signatory

Name:
Title:

[Registration Rights Agreement]

SCHEDULE I

Apollo Global Management:

EURO VI (BC) S.À.R.L.

Ares Management:

ARES SSF RIOPELLE, L.P.

ARES SPECIAL SITUATIONS FUND III, L.P.

TRANSATLANTIC REINSURANCE COMPANY

RSUI INDEMNITY COMPANY

ASIP (HOLDCO) IV S.À.R.L.

ARES SENIOR LOAN TRUST

ARES MULTI-STRATEGY CREDIT FUND V (H), L.P.

PPF NOMINEE 1 B.V.

WELLPOINT, INC.

ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND

Aristeia Capital:

ARISTEIA HORIZONS L.P.

WINDERMERE IRELAND FUND PLC

COMPASS TSMA LP

COMPASS ESMA LP

Carlson Capital:

DOUBLE BLACK DIAMOND OFFSHORE LTD.

BLACK DIAMOND OFFSHORE LTD.

D. E. Shaw:

D.E. SHAW GALVANIC PORTFOLIOS LLC

Fortress Credit Advisors:

DRAWBRIDGE DSO SECURITIES LLC

DRAWBRIDGE OSO SECURITIES LLC

WORDEN MASTER FUND LP

WORDEN MASTER FUND II LP

GSO Capital Partners:

GSO AIGUILLE DES GRANDS MONTETS FUND I LP

GSO AIGUILLE DES GRANDS MONTETS FUND II LP

GSO AIGUILLE DES GRANDS MONTETS FUND III LP

FS GLOBAL CREDIT OPPORTUNITIES FUND

GSO COASTLINE CREDIT PARTNERS LP

GSO CREDIT-A PARTNERS LP

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP

STEAMBOAT CREDIT OPPORTUNITIES MASTER FUND LP

GSO SPECIAL SITUATIONS FUND LP

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD.

Napier Park Global Capital:

NAPIER PARK SELECT MASTER

DSTAR LTD

NAPIER PARK DISTRESSED DEBT OPPORTUNITY MASTER FUND

Oaktree Capital:

OCM OPPS MTIV HOLDINGS, LLC

Pentwater Capital Management:

PENTWATER CAPITAL MANAGEMENT LP AS INVESTMENT ADVISER TO LMA SPC FOR AND ON BEHALF OF MAP 98 SEGREGATED PORTFOLIO

OCEANA MASTER FUND LTD

PENTWATER CREDIT OPPORTUNITIES MASTER FUND LTD.

PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD.

PENTWATER CAPITAL MANAGEMENT LP AS INVESTMENT ADVISER TO PENTWATER EVENT DRIVEN CAYMAN FUND LIMITED

PENTWATER CAPITAL MANAGEMENT LP ACTING AS INVESTMENT MANAGER FOR AND ON BEHALF OF PENTWATER EVENT EQUITY REFLECTION FUND, A SUB-FUND OF AN IRISH OPEN ENDED UMBRELLA TYPE INVESTMENT COMPANY INCORPORATED WITH VARIABLE CAPITAL AND WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS, CALLED AAI PENTWATER FUND PLC

PENTWATER MERGER ARBITRAGE MASTER FUND LTD

PWCM MASTER FUND LTD

Third Avenue Management:

JURA LIMITED

MANULIFE GLOBAL FOCUSED BALANCED FUND

THIRD AVENUE TRUST, ON BEHALF OF THIRD AVENUE FOCUSED CREDIT FUND

THIRD AVENUE CAPITAL PLC, ON BEHALF OF THIRD AVENUE HIGH YIELD CREDIT FUND

THIRD AVENUE VALUE INCOME FUND, LP